As filed with the Securities and Exchange Commission on February 7, 2000
                                                           Registration No. 333-
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                            _______________________

                                   FORM S-8
                            REGISTRATION STATEMENT
                                     Under
                          The Securities Act of 1933
                            _______________________

                        GENESIS MICROCHIP INCORPORATED
            (Exact name of Registrant as specified in its charter)
                            _______________________

      Nova Scotia, Canada                                         None
 (State or other jurisdiction of                            (I.R.S. Employer
incorporation or organization)                           Identification Number)

                         165 Commerce Valley Drive W.
                           Thornhill, Ontario Canada
                                    L3T 7V8
                                (905) 889-5400

  (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)
                            _______________________

                      1997 NON-EMPLOYEE STOCK OPTION PLAN
                           (Full title of the Plan)

                            _______________________

                                 Paul M. Russo
                         Genesis Microchip Corporation
                              2071 Landings Drive
                            Mountain View, CA 94043
                                (650) 428-4277

(Name, address, including zip code, and telephone number, including area code, of agent for service)

                            _______________________

                                  Copies to:

                            JEFFREY D. SAPER, ESQ.
                               ANIL PATEL, ESQ.
                       Wilson Sonsini Goodrich & Rosati
                           Professional Corporation
                              650 Page Mill Road
                          Palo Alto, California 94304
                                (650) 493-9300
                            _______________________


                                        CALCULATION OF REGISTRATION FEE

-----------------------------------------------------------------------------------------------------------------------
                                                                    Proposed         Proposed
                                                                    Maximum          Maximum
         Title of Each Class                  Amount                Offering         Aggregate            Amount
          of Securities to                     to be                 Price           Offering           Registration
            be Registered                    Registered            Per Share          Price                Fee
-----------------------------------------------------------------------------------------------------------------------
Common Shares, no par value approved
for issuance under the 1997 Non-Employee
Stock Option Plan (1)...................     100,000                $19.16         $1,916,000.00          $506.00
-----------------------------------------------------------------------------------------------------------------------
Totals                                       100,000                               $1,916,000.00          $506.00
-----------------------------------------------------------------------------------------------------------------------

                           -------------------------

===============================================================================

     (1) Estimated in accordance with Rule 457 (h) under the Securities Act of 1933, as amended, solely for the purpose of calculating the registration fee. The computation is based upon the average of the high and low price as reported on the Nasdaq National Market on February 3, 2000. The indicated number of shares to be registered represents additional shares issuable under the listed plans that are not covered by prior registration statements.

 STATEMENT UNDER GENERAL INSTRUCTION E - REGISTRATION OF ADDITIONAL SECURITIES.


     The Registrant previously filed a post-effective Amendment no. 1 to a Registration Statement on Form S-8 with the Securities and Exchange Commission on or about April 29, 1998 (SEC File No. 333-51001) (the "Previous Form S-8"). The Previous Form S-8 was filed in connection with the Registrant's 1987 Stock Option Plan, 1997 Employee Stock Option Plan, 1997 Non-Employee Stock Option Plan and the 1997 Employee Stock Purchase Plan. This Registration Statement registers additional shares of the Registrant's Common Shares to be issued pursuant to the 1997 Non-Employee Stock Option Plan. The contents of the Previous Form S-8, including periodic reports that the Registrant filed, or to be filed, after the Previous Form S-8 to maintain current information about the Registrant, are incorporated by reference into this Registration Statement pursuant to General Instruction E of Form S-8.

                                   PART II


              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 8.   EXHIBITS.

4.1      The 1997 Non-Employee Stock Option Plan as amended on September 28,
         1999.

5.1 Opinion of Stewart McKelvey Stirling Scales regarding the validity of securities being registered.

23.1     Consent of KPMG LLP.

23.2     Consent of counsel (contained in Exhibit 5.1).

24.1     Power of Attorney (see page II-2).

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in Thornhill, Ontario, Canada, on this 7/th/ day of February, 2000.

                                         GENESIS MICROCHIP INCORPORATED


                                     By: /s/ I. Eric Erdman
                                        ----------------------------------------
                                         I. Eric Erdman
                                         Chief Financial Officer and Secretary




                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Paul M. Russo and I. Eric Erdman, jointly and severally, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendments to this Registration Statement on Form S-8, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

    SIGNATURE                               TITLE                   DATE
--------------------------------------------------------------------------------

 /s/ Paul M. Russo            Chairman, Chief Executive       February 7, 2000
---------------------------
 Paul M. Russo                Officer and authorized U.S.
                              Representative

  /s/ I. Eric Erdman          Chief Financial Officer, Chief  February 7, 2000
---------------------------
  I. Eric Erdman              Accounting Officer and
                              Secretary

  /s/ James E. Donegan        Director                        February 7, 2000
---------------------------
  James E. Donegan

  /s/  George A. Duguay       Director                        February 7, 2000
---------------------------
  George A. Duguay

  /s/ Lawrence G. Finch       Director                        February 7, 2000
---------------------------
  Lawrence G. Finch

  /s/ Alexander S. Lushtak    Director                        February 7, 2000
---------------------------
  Alexander S. Lushtak

                               INDEX TO EXHIBITS


Exhibit Number                 Exhibit Document
--------------    -------------------------------------------    --------------

     4.1 The 1997 Non-Employee Stock Option Plan as amended on September 28, 1999.

     5.1 Opinion of Stewart Mckelvey Stirling Scales regarding the validity of the securities being registered, filed herewith.

     23.1         Consent of KPMG LLP filed herewith.


     23.2 Consent of Counsel (contained in Exhibit 5.1 hereto)

     24.1         Power of Attorney (see page II-2).